Comerica Incorporated Second Quarter 2016Financial Review July 19, 2016 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the GEAR Up initiative, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2015 and “Item 1A. Risk Factors” beginning on page 54 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

GEAR Up: Growth in Efficiency And Revenue

Drive for enhanced shareholder value

Process	▪ Completed initial comprehensive, diagnostic review ▪ Key actions identified to date: over 20 work streams ▪ Implementation underway
Targets	▪ Identified additional ~$230MM in annual pre-tax income in FY18 ▪ Efficiency ratio ≤60% by FYE18 ▪ Driving to a double-digit return on equity (ROE)
Restructuring Charges[1]	▪ 2Q16 $53MM ▪ 2H16 ~$35MM-$55MM ▪ Total: ~$140MM-$160MM through FY18
Accountability	▪ Provide quarterly updates on progress ▪ Executive management owns initiative

6/30/16 • Pre-tax $ • Estimates & outlook as of 7/19/16 • [1]Restructuring charges related to actions identified to date

Comerica Bank

3

GEAR Up: Growth in Efficiency and Revenue

Initial Financial Targets

Income

~$230MM Additional Annual Pre-Tax Income in FY18

Efficiency Ratio


Business growth, net of investments
~$30MM
Revenue Enhancements
~$70MM
~$110MM
Expense Reductions
~$160MM
Efficiency Ratio
Low 60% range
Efficiency Ratio
≤60%
FY17
FY18

Return on Equity

Driving to Double-Digit Return on Equity (ROE)

- Initial revenue & expense opportunities contribute ~200 bps to ROE which drives ROE well-above peer average[1]
- Management review underway to identify further opportunities in 2017 & beyond
- Continued active capital management

6/30/16 • Pre-tax $ • Estimates & outlook as of 7/19/16 • For illustrative purposes; not drawn to scale • [1]Based on FY15 peer group ROE

Comerica Bank

4

GEAR Up: Growth in Efficiency and Revenue
Key actions identified to date

Focus	Objective	Initiatives
Revenue Enhancements	Deepen customer relationships	• Expand products, sales tools, training & re-align incentives • Improve analytics to identify opportunities • Leverage technology to increase productivity & reduce time to close
	Accelerate growth in Middle Market banking	• Standardize approach across all markets for sales, training & performance management
Expense Reductions	Reduce workforce	• ~9% reduction of workforce • Remove management layers to get closer to customers • Consolidate key functions & responsibilities
	Streamline credit processes	• Increase speed to loan approval through further centralization & digitalization • Eliminate redundancies, enhance data collection & analysis
	Enhance IT capabilities	• Optimize IT infrastructure • Reduce number of IT applications • Further automation of operational processes
	Rationalize real estate	• Reduce office & operations space • Consolidate ~40 banking centers (~8% of total)

6/30/16 • Planned actions as of 7/19/16

Comerica Bank

5

GEAR Up: Growth in Efficiency and Revenue
Revenue Enhancement Goals: Treasury Management

1 Comerica Opportunity Optimization ("Co2")

Deepen Customer Relationships

- Focus on new products with greater contribution margins
- Utilize new data-driven, needs-based customer assessment tool
  - Successful pilot program in CA
  - Company-wide implementation started 6/16

2 Realignment of Sales Channels

Increase sales delivery efficiency & productivity

- Leverage technology to improve delivery & documentation efficiencies
- Ensure our most valued clients receive dedicated resources

3 Continue to Ramp Up Merchant Services

Significantly increase penetration

- New vendor with robust product & reporting platform (early 2015)
- Move focus from conversion of existing Merchant clients to adding new clients
- Client penetration up 5% since vendor change
  - Opportunity: >20,000 clients processing with other vendors

Merchant Services Fees
($ in millions)


$3.4
$5.5
$6.7
$6.7
$8.1
2Q15
3Q15
4Q15
1Q16
2Q16

6/30/16 • Goals as of 7/19/16

Comerica Bank

6

Financial Summary

	2Q16	1Q16	2Q15
Diluted income per common share	$0.58	$0.34	$0.73
Net interest income	$445	$447	421
Net interest margin	*2.74%*	*2.81%*	*2.65%*
Provision for credit losses	49	148	47
Net credit-related charge-offs to average loans	*0.38%*	*0.49%*	*0.15%*
Noninterest income	269	246	258
Noninterest expenses	519	460	433
Restructuring expenses	*53*	-	-
Net Litigation Reserve Release	-	-	*(30)*
Net income	104	60	135
Total average loans	$49,469	$48,392	$48,833
Total average deposits	56,521	56,708	57,398
Basel III common equity Tier 1 capital ratio	10.48%[1]	10.58%	10.40%
Average diluted shares (millions)	*177*	*176*	*182*

$ in millions, except per share data • [1]Estimated

Comerica Bank

7

Second Quarter 2016 Results

	2Q16	Change From 1Q16	Change From 2Q15
Total average loans	$49,469	$1,077	$636
Total average deposits	56,521	(187)	(877)
Net interest income	445	(2)	24
Provision for credit losses	49	(99)	2
Net credit-related charge-offs	*47*	*(11)*	*29*
Noninterest income	269	23	11
Noninterest expenses[1]	519	59	86
Net income	104	44	(31)
Earnings per share (EPS)[2]	0.58	0.24	(0.15)
Book Value Per Share	44.24	0.58	2.06
Tangible Book Value Per Share[3]	40.52	0.56	1.99
Equity repurchases[4]	1.5MM shares or $65MM		

Key QoQ Performance Drivers

- Strong loan growth of 2%
- Deposits stable
- Net interest income stable as loan growth was offset by nonaccrual activity & higher funding costs
- Provision & net credit-related charge-offs reflect improvement in Energy portfolio
- Noninterest income up 5%, excluding deferred comp increase, with broad-based fee growth
- Expenses remain well-controlled; includes $53MM restructuring charge
- Dividend raised 5% to $0.22 per share

$ in millions, except per share data • 2Q16 compared to 1Q16 • [1]Included restructuring charge of $53 million in 2Q16 & net release of litigation reserves of $30 million in 2Q15 • [2]EPS based on diluted income per share • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [4]2Q16 repurchases under the equity repurchase program

Comerica Bank

8

Strong Average Loan Growth
Increased 2% quarter over quarter



Total Loans
($ in billions)
Loan Yields
48.8
49.0
48.5
48.4
49.5
49.4
50.4
3.20
3.17
3.24
3.38
3.31
2Q15
3Q15
4Q15
1Q16
2Q16
1Q16
2Q16
Average Balances
Period-end

Average loans increased $1.1B
- + Commercial Real Estate
- + Mortgage Banker Finance
- + National Dealer Services
- - Energy

Period-end loans increased $1.0B

Loan yields -7 bps
- - Nonaccrual activity
- - Lease residual value adjustment

Commitments $53.7B
- Declined $607MM (-$628MM Energy)
- Line utilization[1] up to 52.8%, with increases in Mortgage Banker & Dealer

Strong loan pipeline increase

2Q16 compared to 1Q16 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

9

Deposits Stable
Deposits costs unchanged



Total Deposits
($ in billions)
Deposit Rates 1
57.4
59.1
59.7
56.7
56.5
56.4
56.4
0.14
0.14
0.14
0.14
0.14
2Q15
3Q15
4Q15
1Q16
2Q16
1Q16
2Q16
Average Balances
Period-end

Average deposits declined $187MM
- + Retail Bank
- - Municipalities
- - Corporate Banking
- Interest-bearing declined $511MM
- Noninterest-bearing grew $324MM

Period-end deposits stable

Loan to Deposit Ratio[2] of 89%

2Q16 compared to 1Q16 • [1]Interest costs on interest-bearing deposits • [2]At 6/30/16

Comerica Bank

10

Securities Portfolio Stable

Modest pressure on yield



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
9.9
10.2
10.9
12.4
12.3
12.5
12.5
9.1
9.1
9.2
9.4
9.3
9.5
9.5
2.13
2.11
2.11
2.05
2.03
2Q15
3Q15
4Q15
1Q16
2Q16
1Q16
2Q16
Average Balances
Period-end

Securities portfolio

- Duration of 3.1 years[1]
  - Extends to 3.9 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax gain of $219MM[2]
- Net unamortized premium of $32MM[3]
- GNMA ~40% of MBS portfolio

6/30/16 • [1]Estimated as of 6/30/16. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

11

Net Interest Income Stable

NIM decreased 7 bps



Net Interest Income
($ in millions)
NIM
421
422
433
447
445
2.65
2.54
2.58
2.81
2.74
2Q15
3Q15
4Q15
1Q16
2Q16

Net Interest Income and Rate NIM		
$447MM	**1Q16**	**2.81%**
-0-	Loan impacts: +$8MM higher volume - $5MM nonaccrual impact - $2MM lease residual value adj. - $1MM lower accretion	-0.04
- 3MM	Higher wholesale funding cost	-0.02
+1MM	Fed balances	-0.01
$445MM	**2Q16**	**2.74%**

2Q16 compared to 1Q16

Comerica Bank

12

Credit Quality Reflects Improvement in Energy

Energy business line reserve allocation[1] now over 8%

Allowance for Credit Losses

($ in millions)



Allowance for Loan Losses as a % of total loans
668
670
679
770
772
1.24
1.27
1.29
1.47
1.45
2Q15
3Q15
4Q15
1Q16
2Q16

Criticized Loans[2]

($ in millions)



NALs
Criticized as a % of Total Loans
2,361
2,898
3,193
3,928
3,551
4.7
5.9
6.5
8.0
7.0
349
357
367
681
605
2Q15
3Q15
4Q15
1Q16
2Q16

Energy Credit Metrics

$ in millions	Loans	Criticized	NAL	2Q16 NCO[3]
E&P	$1,911	$1,239	$307	$8
Midstream	467	79	12	9
Services	363	234	27	15
Total Energy	$2,741	$1,552	$346	$32
Q/Q change	(356)	(281)	(77)	(10)

Portfolio Credit Metrics

$ in millions	Ex-Energy	Total
Total loans	$47,639	$50,380
% of total	*95%*	*100%*
Criticized[2]	1,999	3,551
Ratio	4.2%	7.0%
Q/Q change	(96)	(377)
Nonaccrual	259	605
Ratio	0.5%	1.2%
Q/Q change	1	(76)
Net charge-offs[3]	15	47
Ratio	0.13%	0.38%

6/30/16 • [1]Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications • [3]Net credit-related charge-offs

Comerica Bank

13

Noninterest Income Higher

Customer-driven fees increased 5%

Noninterest Income

($ in millions)



258
262
268
246
269
2Q15
3Q15
4Q15
1Q16
2Q16

Noninterest income increased $23MM

- + $ 3MM Card fees
- + $ 3MM Fiduciary income
- + $ 3MM Customer derivative income
- + $ 2MM Commercial lending fees
- + $1MM Brokerage fees
- + $1MM Foreign Exchange income
- +$10MM Deferred comp
  (Other noninterest income; offset in noninterest expense)

2Q16 compared to 1Q16

Comerica Bank

14

Noninterest Expenses Well-Controlled
Includes restructuring costs of $53MM



Noninterest Expenses
($ in millions)
Restructuring
433
459
484
460
519
53
2Q15
3Q15
4Q15
1Q16
2Q16

Noninterest expenses up $59MM

+ $53MM Restructuring expense
- $1MM Salaries and Benefits
  + $10MM Deferred comp (offset in noninterest income)
  + Annual merit
  + Seasonal 401k contribution
  + Incentives tied to revenue growth
  - Annual stock compensation
  - Seasonal payroll taxes
+ $5MM Outside processing fees
+ $3MM FDIC insurance premiums
+ $2MM Advertising
- $8MM Gain on sale of leased assets (other noninterest expenses)

2Q16 compared to 1Q16

Comerica Bank

15

Active Capital Management
Received 'no objection' for 2016 Capital Plan

2016 CCAR Capital Plan
- Equity repurchases up to $440 million (3Q16-2Q17)
- Consider dividend increase at next Board Meeting
- Pace of buyback linked to capital position, financial performance & market conditions

2015 CCAR Plan Completed
- 6.4MM shares & 0.5MM warrants for $290MM[1] (2Q15-2Q16)
- 2Q16: 1.5MM shares for $65MM

Dividend increased 5% to $0.22/share[2]



Common Shares Outstanding
(in millions)
197
188
182
179
176
174
2011
2012
2013
2014
2015
2Q16



Book Value Per Share3
Tangible Book Value
Book Value
$34.79
$39.86
$39.22
$41.35
$43.03
$44.24
$31.40
$33.36
$35.64
$37.72
$39.33
$40.52
2011
2012
2013
2014
2015
2Q16



Dividends Per Share Growth
0.40
0.55
0.68
0.79
0.83
0.85
2011
2012
2013
2014
2015
LTM2Q16⁴

[1]Shares & warrants repurchased under equity repurchase program • [2]Paid July 1, 2016, to common stock shareholders of record on June 15, 2016 • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [4]LTM = last twelve months

Comerica Bank

16

Why is Comerica Asset Sensitive? 6/30/16 ● 1Estimated outlook as of 7/19/16 based on calculations derived from sensitivity results shown in slide 22 ● 2As of 5/31/16 Interest Rate Sensitivity Significant upside in rising rate scenario Additional Annual Net Interest Income1Estimated Increase From Movement in Fed Rates Deposit Beta ($ in millions) 0% 25% 50% 75% +25 bps ~$85 ~$70 ~$55 ~$40 +50 bps ~170 ~140 ~105 ~75 +100 bps ~345 ~280 ~215 ~150 ~$90MM expected benefit to FY16 from 12/15 rate rise, if deposit prices remain at current levels  Predominately floating rate loans • <2% have floors2  Fixed rate securities < 20% of earning assets  Large non-maturity deposit base  Abnormally low interest rate environment Fixed Rate~10% Libor-Based~70%Prime-Based~20% Loan Portfolio ($ in billions, Period-end) Total $50.4 17 Outlook as of 7/19/16 FY16 compared to FY15 Average loans Modest growth, in line with GDP growth • Continued decline in Energy more than offset by increases in most remaining businesses• Seasonality in National Dealer, Mortgage Banker & Middle Market to impact second half of year Net interest income Higher• Benefit from December 2015 rise in short-term rates• Loan growth & larger securities portfolio Provision Higher, reflecting 1Q16 reserve build for Energy• Continued solid credit quality in the remainder of portfolio• Net charge-offs 35-45 bps (formerly 45-55 bps)• Additional reserve changes dependent on developments in the oil & gas sector Noninterest income Modest growth• Continued focus on cross-sell opportunities, including card, fiduciary & brokerage services• Offset by lower market driven fees, including commercial lending fees (primarily energy related) investment banking, derivatives & warrant income • Benefits from GEAR Up expected to begin in early 2017 Noninterest expenses Higher, with $90MM-$110MM in restructuring expense• GEAR Up expense savings of ~$20MM • Increase in outside processing in line with growing revenue• Increase in FDIC expense in part related to regulatory surcharge • Typical inflationary pressures (merit raises, occupancy, etc.)• FY15 benefitted from $33MM legal reserve release which is offset by lower pension expense Income Taxes ~30% of pre-tax income Management 2016 Outlook Assuming continuation of current economic & low rate environment 18

Appendix

commitment

Comerica Bank

19

Loans by Business and Market

By Line of Business	2Q16	1Q16	2Q15
Middle Market			
General	$12.7	$12.8	$13.5
Energy	2.9	3.1	3.4
National Dealer Services	6.5	6.2	6.0
Entertainment	0.7	0.7	0.6
Tech. & Life Sciences	3.3	3.3	3.0
Environmental Services	0.9	0.9	0.9
Total Middle Market	$27.0	$27.0	$27.4
Corporate Banking			
US Banking	2.4	2.4	2.6
International	1.8	1.7	1.8
Mortgage Banker Finance	2.1	1.7	2.1
Commercial Real Estate	5.3	4.8	4.2
BUSINESS BANK	**$38.6**	**$37.6**	**$38.1**
Small Business	3.9	3.9	3.9
Retail Banking	2.0	1.9	1.9
RETAIL BANK	**$5.9**	**$5.8**	**$5.8**
Private Banking	5.0	5.0	4.9
WEALTH MANAGEMENT	**5.0**	**5.0**	**$4.9**
TOTAL	**$49.5**	**$48.4**	**$48.8**

By Market	2Q16	1Q16	2Q15
Michigan	$12.7	$12.8	$13.3
California	17.7	17.3	16.4
Texas	10.8	10.8	11.2
Other Markets[1]	8.3	7.5	7.9
TOTAL	**$49.5**	**$48.4**	**$48.8**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

20

Deposits by Business and Market

By Line of Business	2Q16	1Q16	2Q15
Middle Market			
General	$14.5	$14.9	$15.7
Energy	0.6	0.6	0.7
National Dealer Services	0.3	0.3	0.2
Entertainment	0.1	0.2	0.1
Tech. & Life Sciences	6.2	6.2	6.2
Environmental Services	0.1	0.1	0.2
Total Middle Market	$21.8	$22.3	23.1
Corporate Banking			
US Banking	$2.1	$2.2	2.6
International	2.0	2.3	2.0
Mortgage Banker Finance	0.7	0.6	0.6
Commercial Real Estate	1.8	1.7	1.9
BUSINESS BANK	**$28.4**	**$29.1**	**$30.2**
Small Business	3.2	3.1	2.9
Retail Banking	20.4	20.0	19.8
RETAIL BANK	**$23.6**	**$23.1**	**$22.7**
Private Banking	4.2	4.2	4.1
WEALTH MANAGEMENT	**$4.2**	**$4.2**	**$4.1**
Finance/ Other[2]	0.3	0.3	0.4
TOTAL	**$56.5**	**$56.7**	**$57.4**

By Market	2Q16	1Q16	2Q15
Michigan	$21.6	$21.7	$21.7
California	16.9	16.7	17.3
Texas	10.1	10.4	11.0
Other Markets[1]	7.6	7.6	7.0
Finance/ Other[2]	0.3	0.3	0.4
TOTAL	**$56.5**	**$56.7**	**$57.4**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

21

Interest Rate Sensitivity
Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 2Q16 Standard Model

($ in millions)


~100
~160
~180
~190
~200
~245
~300
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
2Q16 Standard Model
Addl. ~3% Loan Growth
Up 300 bps

6/30/16 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

22

Commercial Real Estate Line of Business
Long history of working with well established, proven developers

CRE by Property Type[1]
($ in millions; Period-end)



Office 7%
Single Family 7%
Multi use 4%
Commercial 11%
Land Carry 5%
Other 7%
Retail 11%
Total $4,433
Multifamily 48%

CRE by Market[1]
($ in millions; Period-end, based on location of property)



Michigan 6%
California 45%
Other 17%
Total $4,433
Florida 1%
Texas 31%
Houston 28%
Austin 24%
Total $1,368
San Antonio 7%
Dallas 35%
Other 6%

CRE by Loan Type

($ in millions; Period-end)	1Q16		2Q16	
Real Estate Construction	$1,946	38%	$2,197	40%
Commercial Mortgages	2,168	42%	2,236	41%
	$4,114	80%	$4,433	81%
Commercial & Other[2]	1,023	20%	1,079	19%
Total	**$5,137**	**100%**	**$5,512**	**100%**

6/30/16 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate

Comerica Bank

23

Energy Line of Business & Energy-related
Granular, contracting portfolios

Energy Line of Business Loans
($ in millions; Period-end)



Midstream
Services
Exploration & Production
3,309
3,243
3,070
3,097
2,741
2,316
2,249
2,111
2,162
1,911
530
513
480
426
363
463
481
479
509
467
2Q15
3Q15
4Q15
1Q16
2Q16



Total Commitments
Utilization Rate
6,624
6,541
6,134
5,573
4,945
48%
48%
49%
54%
54%
2Q15
3Q15
4Q15
1Q16
2Q16

Energy Line of Business

- Maintain granular portfolio: ~200 customers
- E&P companies
  - Spring redeterminations 88% complete[1]
  - Borrowing bases declined ~22% on average
  - Collateral deficiencies: 10 relationships[2] totaling ~$47MM

Energy-related[3]

- ~100 customers
- ~55% in Texas Middle Market Lending

$ in millions	4Q15	1Q16	2Q16
Total loans	$624	$534	$489
Criticized	187	185	182
Nonaccrual	29	33	36
Net charge-offs[4]	7	3	1

6/30/16 • [1]As of 7/12/16 • [2]Commitments totaling ~$220MM • [3]Energy-related loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices • [4]Net credit-related charge-offs

Comerica Bank

24

6/30/16 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 6/20/16 ● 2$ in billions ● 3Based on MBA annual mortgage origination estimates 614 9 23 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1, 319 1,5 95 1,39 7 1,39 9 2, 089 2,13 6 1,74 2 1,67 4 2,14 5 200300 400500 600700 800900 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 Actual MBAMortgageOriginationVolumes Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 461 426 405 350 510 460 343 295 380 2Q15Actual 3Q15Actual 4Q15Actual 1Q16Actual 2Q16 3Q16 4Q16 1Q17 2Q17 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Market share more than doubled over past six years3  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 2Q16: • Comerica: ~75% purchase • Industry: 54% purchase1  Strong credit quality• No charge-offs since 2010 25 National Dealer Services65+ years of floor plan lending Toyota/Lexus16% Honda/Acura 14% Ford 11% GM 8% Chrysler 10% Mercedes 3% Nissan/ Infiniti 6% Other European 11% Other Asian 12% Other19% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 65% Texas 7%Michigan 18% Other 10% Average Loans($ in billions)  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Strong credit quality  Robust monitoring of company inventory and performance 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 4.0 3.6 3.1 3.4 3.8 4. 3 4.3 4.6 4.9 5.1 4.9 5. 3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2 6.5 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 Floor Plan Total $6.6B 6/30/16 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 26

0.3 0.4 0.6 1.1 1.4 1.4 1.8 2.0 2.5 3.1 3.3 3.3 2012 2013 2014 2015 1Q16 2Q16 Equity Fund Services Technology and Life Sciences20+ Years experience provides competitive advantage Technology & Life Sciences Avg. Loans($ in billions) Customer Segment Overview(based on period-end loans)  Strong relationships with top-tier investors  Granular portfolio: ~800 customers (including ~190 customers in Equity Fund Services)  Closely monitor cash balances  Numerous verticals, many with concentration limits• Ad tech ● Cyber security• Software ● Life sciences Net Charge-off Ratio1(In basis points) Total $3.3B 57 61 89 108 86 45 2012 2013 2014 2015 1Q16 2Q16 Early Stage~10% Growth~25% Late Stage~20% Equity Fund Services~40% Leveraged Finance~5% l .2 6/30/16 ● 1TLS net charge-offs to avg. TLS loans 27 Shared National Credit (SNC) Relationships At 6/30/16 ● SNCs are not a line of business. The balances shown above are included in the line of business balances. ● SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level  SNC loans stable over 1Q16  SNC relationships included in business line balances  Approximately 740 borrowers  Comerica is agent for approx. 20%  Strategy: Pursue full relationships with ancillary business  Adhere to same credit underwriting standards as rest of loan book Period-end Loans($ in billions) Commercial Real Estate$1.0 9% Corporate Banking$2.3 22% General$2.0 19% National Dealer Services$0.5 5% Energy$2.6 25% Entertainment$0.3 3% Environmental Services$0.3 3% Tech. & Life Sciences$1.0 9% Mortgage Banker$0.6 5% = Total Middle Market (64%) Total$10.6 28

Funding and Maturity Profile

Multiple Funding Sources

- Wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $2.8B outstanding[1]
  - $3.2B remaining borrowing capacity
- Brokered deposits
  - $-0-outstanding
- Fed funds/ Repo markets

Debt Profile by Maturity[2]

($ in millions)



Subordinated Notes
Senior Notes
FHLB Advance[1]
650
500
350
4,225
2016
2017
2019
2020+

Funding Profile At June 30, 2016

($ in billions)



Interest-Bearing Deposits $27.8 40%
Noninterest-Bearing Deposits $28.6 41%
Wholesale Debt $5.9 8%
Equity $7.7 11%

3/31/16 • [1]2026 maturity • [2]Face value at maturity

Comerica Bank

29

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	BOK Financial Corporation	A3	BBB+	A
	Comerica	**A3**	**BBB+**	**A**
	Huntington	Baa1	BBB	A-
	Fifth Third	Baa1	BBB+	A
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	First Horizon National Corp	Baa3	BB+	BBB-
	Regions Financial	Baa3	BBB	BBB
	Zions Bancorporation	Ba1	BBB-	BBB-
Large Banks	U.S. Bancorp	A1	A+	AA
	Wells Fargo & Company	A2	A	AA-
	PNC Financial Services Group	A3	A-	A+
	JP Morgan	A3	A-	A+
	Bank of America	Baa1	BBB+	A

As of 7/14/16 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

30

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	6/30/16	3/31/16	12/31/15	06/30/15	12/31/14	12/31/13	12/31/12	12/31/11
Common shareholders' equity	$7,694	$7,644	$7,560	$7,523	$7,402	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635	635	635
Less: Other intangible assets	12	13	14	15	15	17	22	32
Tangible common equity	$7,047	$6,966	$6,911	$6,873	$6,752	$6,498	$6,282	$6,198
Total assets	$71,280	$69,007	$71,877	$69,945	$69,186	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635	635	635
Less: Other intangible assets	12	13	14	15	15	17	22	32
Tangible assets	$70,633	$68,359	$71,228	$69,295	$68,536	$64,572	$64,409	$60,338
Common equity ratio	*10.79%*	*11.08%*	*10.52%*	*10.76*	*10.70%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.98***	***10.23***	***9.70***	***9.92***	***9.85***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,694	$7,644	$7,560	$7,523	$7,402	$7,150	$6,939	$6,865
Tangible common equity	7,047	6,996	6,911	6,873	6,752	6,498	6,282	6,198
Shares of common stock outstanding (in millions)	174	175	176	178	179	182	188	197
Common shareholders' equity per share of common stock	*$44.24*	*$43.66*	*$43.03*	*$42.18*	*$41.35*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***40.52***	***39.96***	***39.33***	***38.53***	***37.72***	***35.64***	***33.36***	***31.40***

The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.• The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry

Comerica Bank

31

Comerica Bank

commitment

32